[Letterhead of Sun Microsystems]

                           CONFIRMATION OF AMENDMENT
                            Dated as of July 7, 1998

This Amendment is executed pursuant to and in connection with Lease Schedule No. 01 to Master Lease Agreement No. SL2890 between Sun Microsystems Finance (the "Lessor") and 24/7 Media, Inc. (the "Lessee").

Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor the additional Product as described below. These lease of such additional components shall be pursuant to the Lease Agreement listed above and the terms thereof are hereby amended as follows:

I.   PRODUCT ADDITIONS

     Additional Product -- As described in Data Systems Marketing Corp. Quotation No. iiups2.sun totaling $158,806.83 attached hereto for informational purposes only. Any terms and conditions on the Quotations which are in conflict or inconsistent with this lease shall not apply.

II.  RENTAL AND LEASE TERM ADJUSTMENTS

     Current Monthly Rental:            $24,388.91
     New Monthly Rental:                $30,139.31
     Effective Date:                    August 01, 1998

Lessor:                                 Lessee:
Sun Microsystems Finance                24/7 Media, Inc.
A Sun Microsystems, Inc. Business

By: /s/ Carrie A. Halvorson             By:  /s/ Yale Brown
   ------------------------------           -----------------------------
        Carrie A. Halvorson

Title:  Sun Programs Manager            Title:   Executive Vice-President
      ---------------------------             ---------------------------

Date:   7/7/98                          Date:    7/7/98
     ----------------------------             ---------------------------

                        [Letterhead of Sun Microsystems]

July 7, 1998

Mr. Yale Brown
24/7 Media, Inc.
201 North Union Street
Alexandria, VA 22314

Re: SunLease Account #64301933   Purchase Order No. 41

Please note that your SunLease is being processed and is subject to the changes below. Please review these changes and, if requested, sign and return this letter to the address above. These changes will become part of your lease documentation as reflected in the Terms and Conditions thereof.

[ X ] The Rental Terms of your lease have been changed.
[ X ] The Equipment Configuration of your lease has changed.


OLD TERMS                                NEW TERMS
Term:                30 Months           Remaining Term:      29 Months
Effective Date:      07/01/98            Effective Date:      08/01/98
Monthly Payment:     $24,388.91          Monthly Payment:     $30,139.31
Purchase Option:     Fair Market Value   Purchase Option:     Fair Market Value
Equipment Amount:    $690,681.27         Equipment Amount:    $849,488.1

Reason for Change: You are adding equipment per the attached Data Systems Marketing Corp. Quotation # iiups2.sun dated 24-June-98. This now becomes part of your lease agreement.


[ X ] PLEASE SIGN AND RETURN THIS NOTICE AS SOON AS POSSIBLE ALONG WITH AN ORIGINAL PURCHASE ORDER FOR THE NEW EQUIPMENT AMOUNT.

[   ]   THIS CHANGE WILL OCCUR AUTOMATICALLY. NO NEED TO RETURN THIS NOTICE.
        THANK YOU FOR CHOOSING SUN MICROSYSTEMS FINANCE. WE LOOK FORWARD TO SERVING YOU AGAIN.


Sincerely                              [X] Accepted and Acknowledged


/s/ Dean Jo Paul                       Signature: Yale Brown
---------------                                   ---------------
Dean Jo Paul
Lease Process Coordinator              Title: EVP   Date: 7/7/98

                        [Letterhead of Sun Microsystems]

July 7, 1998

Mr. Yale Brown
24/7 Media, Inc.
201 North Union Street
Alexandria, VA 22314

Re: SunLease Account #64301933

Please note that your SunLease is being processed and is subject to the changes below. Please review these changes and, if requested, sign and return this letter to the address above. These changes will become part of your lease documentation as reflected in the Terms and Conditions thereof.

[X] The Rental Terms of your lease have been changed.
[X] The Equipment Configuration of your lease has changed.

--------------------------------------------------------------------------------

OLD TERMS                                NEW TERMS

Term:                30 Months           Remaining Term:      30 Months
Effective Date:      07/01/98            Effective Date:      07/01/98
Monthly Payment:     $24,089.41          Monthly Payment:     $24,388.91
Purchase Option:     Fair Market Value   Purchase Option:     Fair Market Value
Equipment Amount:    $682,122.64         Equipment Amount:    $690,681.27

--------------------------------------------------------------------------------

Reason for Change: Data Systems Marketing Corp. Quote #intellinter.xls has been modified as of May 26, 1998 and 24/7 Media, Inc. Purchase Order number 24 is replaced with Purchase Order number 32. This now becomes part of your lease agreement.

--------------------------------------------------------------------------------

[X] PLEASE SIGN AND RETURN THIS NOTICE AS SOON AS POSSIBLE ALONG WITH AN ORIGINAL PURCHASE ORDER FOR THE NEW EQUIPMENT AMOUNT.

[ ]   THIS CHANGE WILL OCCUR AUTOMATICALLY. NO NEED TO RETURN THIS NOTICE.

            THANK YOU FOR CHOOSING SUN MICROSYSTEMS FINANCE. WE LOOK
                         FORWARD TO SERVING YOU AGAIN.

--------------------------------------------------------------------------------

Sincerely                                         [X] Accepted and Acknowledged

                                                  Signature: Yale R. Brown
/s/ Dean Jo Paul
Dean Jo Paul
Lease Process Coordinator                          Title: EVP     Date: 7/7/98

                       ADDITIONAL TERMS FOR SMCC PRODUCTS

The following additional terms and conditions shall govern the use of SMCC Products leased hereunder.

1.0   USE OF SOFTWARE

Lessee's use of any software Products ("Software") provided under this Schedule shall be governed by the object code license accompanying such Software.

2.0   WARRANTY

Product warranties may vary depending on the specific SMCC Product leased. Applicable terms and conditions are as set out in the then current U.S. End User Price List. Software is warranted to conform to published specifications for a period of ninety (90) days from the date of delivery. SMCC does not warrant that: (i) operation of any Software will be uninterrupted or error free; or (ii) functions contained in Software will operate in combinations which may be selected for use by the licensee or meet the licensee's requirements. These warranties extend only to Lessee as an original Lessee.

Lessee's exclusive remedy and SMCC's entire liability under these warranties will be (i) with respect to Product, repair or at SMCC's option, replacement; and (ii) with respect to Software, use its best efforts to correct such Software as soon as practical after licensee has notified SMCC of Software's nonconformance. If such repair, replacement or correction is not reasonably achievable, SMCC will refund the rental fee/license fee. Unless Lessee has executed an on-site service agreement, repair or replacement will be undertaken at a service location authorized by SMCC.

All Software customization is provided "AS IS", without a warranty of any kind.

No SMCC warranty shall apply to any Software that is modified without SMCC's written consent or any Product or Software which has been misused, altered, repaired or used with equipment or software not supplied or expressly approved by SMCC.

SMCC reserves the right to change these warranties at any time upon Notice and without liability to Lessee or third parties.

EXCEPT AS SPECIFIED IN THIS AGREEMENT, ALL EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, ARE HEREBY DISCLAIMED.

3.0   TRADEMARKS AND OTHER PROPRIETARY RIGHTS

"Trademarks" means all company names, products' names, marks, logos, designs, trade dress and other designations or brands used by Sun Microsystems, Inc., its subsidiaries and affiliates ("Sun") in connection with Products, including, Sun, Sun Microsystems, the Sun logo, SPARCstation, SPARCserver, and all Sun product designs.

Lessee is granted no right, title, license or interest in the Trademarks. Lessee acknowledges Sun's rights in the Trademarks and agrees that any and all use of the Trademarks by Lessee shall inure to the sole benefit of Sun.

4.0   HIGH RISK ACTIVITIES

PRODUCTS ARE NOT FAULT-TOLERANT AND ARE NOT DESIGNED, MANUFACTURED OR INTENDED FOR USE OR RESALE AS ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT, OR WEAPONS SYSTEMS IN WHICH THE FAILURE OF PRODUCTS COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENTAL DAMAGE ("HIGH RISK ACTIVITIES"). SMCC SPECIFICALLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR HIGH RISK ACTIVITIES.

Lessee represents and warrants that it will not use, distribute or resell Products (including Software) for High Risk Activities and that it will ensure that its end-users or customers of Product are provided with a copy of the notice in the previous paragraph.

                        [Letterhead of Sun Microsystems]

      SUN MICROSYSTEMS FINANCE
      MASTER LEASE AGREEMENT

      Master Lease # SL2890

Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor, subject to the following terms of this Master Lease Agreement ("Master Lease") and any Lease Schedule ("Schedule"), collectively referred to as the Lease ("Lease"), the personal property described in any Schedule together with all attachments, replacements, parts, substitutions, additions, upgrades, accessories, software licenses and operating manuals (the "Product"). Each Schedule shall constitute a separate, distinct, and independent Lease and contractual obligation of Lessee.

1.    Commencement Date And Term

The initial lease term ("Initial Term") and Lessee's rental obligations shall begin on the Commencement Date and continue for the number of Rental Periods specified in the Lease as set forth in Section 2 below and shall renew automatically thereafter until terminated by either party upon not less than ninety (90) days prior written notice. The Commencement Date with respect to each item of Product shall be the 16th day after date of shipment to Lessee.

2.    Rent and Rental Period

All rental payments and any other amounts payable under a Lease are collectively referred to as "Rent". The Rental Period shall mean the rental payment period of either calendar months, quarters, or as otherwise specified in each Schedule. Rent for the specified Rental Period is due and payable in advance, to the address specified in Lessor's invoice, on the first day of each Rental Period during the Initial Term and any extension (collectively, the "Lease Term"), provided, however, that Rent for the period of time (if any) from the Commencement Date to the first day of the first Rental Period shall begin to accrue on the Commencement Date. If any Rent is not paid when due, Lessee will pay a service fee equal to five percent (5%) of the overdue amount plus interest at the rate of one and one half percent (1.5%) per month or the maximum legal interest rate, whichever is less.

3.    Net Lease, Taxes and Fees

Each Schedule shall constitute a net lease and payment of Rent shall be absolute and unconditional, and shall not be subject to any abatement, reduction, set off, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Lessee agrees to pay Lessor when due shipping charges, fees, assessments and all taxes (municipal, state and federal) imposed upon a Lease or the Product or its ownership, leasing, renting, possession or use except for taxes based on Lessor's income.

4.    Title

Product shall always remain personal property. Lessee shall have no right or interest in the Product except as provided in this Master Lease and the applicable Schedule and shall hold the Product subject and subordinate to the rights of Lessor. Lessee agrees to execute UCC financing statements as and when requested by Lessor and hereby appoints Lessor as its attorney-in-fact to execute such financing statements. Lessor may file a photocopy of any Lease as a financing statement.

Lessee will, at its expense, keep the Product free and clear from any liens or encumbrances of any kind (except any caused by Lessor) and will indemnify and hold Lessor harmless from and against any loss or expense caused by Lessee's failure to do so. Lessee shall give Lessor immediate written notice of any attachment or judicial process affecting the Product or Lessor's ownership. If requested, Lessee will label the Product as the property of Lessor and shall allow, subject to Lessee's reasonable security requirements, the inspection of the Product during regular business hours.

5.    Use, Maintenance And Repair

Lessee, at its own expense, shall keep the Product in good repair, appearance and condition, other than normal wear and tear and shall obtain and keep in effect throughout the term of the Schedule's hardware and software maintenance agreement with the manufacturer or other party acceptable to Lessor. All parts furnished in connection with such repair and maintenance shall be manufacturer authorized parts and shall immediately become components of the Product and the property of Lessor. Lessee shall use the Product in compliance with the manufacturer's or supplier's suggested guidelines.

6.    Delivery and Return of Product

Lessee assumes the full expense of transportation, insurance, and installation to Lessee's site. Upon termination of each Schedule, Lessee will provide Lessor a letter from the manufacturer certifying that the Product is in good operating condition and is eligible for continued maintenance and that the operating system is at the then current level, unless under a Sun service contract during the Lease Term. Lessee, at its expense, shall deinstall, pack and ship the Product to the U.S. location identified by Lessor. Lessee shall remain obligated to pay Rent on the Product until the Product and certification are received by Lessor.

7.    Assignment And Relocation

Lessee may sublease or assign its rights under this agreement with lessor's prior written consent, which consent shall not be unreasonably withheld, subject, however, to any terms and conditions which Lessor may require. No permitted assignment or sublease shall relieve Lessee of any of its obligations hereunder.

Lessee acknowledges Lessor may sell and/or assign its interest or grant a security interest in each Lease and/or the Product to an assignee ("Lessor's Assignee"), so long as Lessee is not in default hereunder. Lessor or Lessor's Assignee shall not interfere with Lessee's right of quiet enjoyment and use of the Product. Upon the assignment of each Lease, Lessor's Assignee shall have any and all discretions, rights and remedies of Lessor and all references to Lessor shall mean Lessor's Assignee. In no event shall any assignee of Lessor be obligated to perform any duty, covenant or condition under this Lease and Lessee agrees it shall pay such assignee without any defense, rights of set-off or counterclaims and shall not hold or attempt to hold such assignee liable for any of Lessor's obligations hereunder.

Lessee, at its expense, may relocate Product (after packing it for shipment in accordance with the manufacturer's instructions) in a different address with thirty (30) days prior written notice to Lessor. The Product shall at all times be used solely within the United States.

8.    Upgrades And Additions

Lessee may affix or install any accessory, addition, upgrade, equipment or device on the Product ("Additions") provided that such Additions (i) can be removed without causing material damage to the Product, (ii) do not reduce the value of the Product and (iii) are obtained from or approved by Sun Microsystems Computer Corporation and are not subject to the interest of any third party other than Lessor. Any other Additions may not be installed without Lessor's prior written consent. At the end of the Schedule Term, Lessee shall remove any Additions which (i) were not leased by Lessor and (ii) are readily removable without causing material damage or impairment of the intended function, use, or value of the Product and restore the Product to its original configuration. Any Additions which are not so removable will become the Lessor's property (lien free).

9.    Lease End Options

Upon written notice given at least ninety (90) days prior to expiration of the Lease Term, and provided Lessee is not in default under any Schedule, Lessee may
(i) exercise any purchase option set forth on the Schedule, or (ii) renew the Schedule for a minimum extension period of twelve (12) months, or (iii) return and Product to Lessor at the expiration date of the Schedule pursuant to Section 6 above.

10.   Insurance, Loss Or Damage

Effective upon shipment of Product to Lessee and until Product is received by Lessor, Lessee shall provide at its expense (i) insurance against the loss or theft or damage to the Product for the full replacement value, and (ii) insurance against public liability and property damage. Lessee shall provide a certificate of insurance that such coverage is in effect, upon request by Lessor, naming Lessor as loss payee and/or additional insured, as may be required.

Lessee shall bear the entire risk of loss, theft, destruction of or damage to any item of Product. No loss or damage shall relieve Lessee of the obligation to pay Rent or any other obligation under the Schedule. In the event of loss or damage, Lessee shall promptly notify Lessor and shall, at Lessor's option (i) place the Product in good condition and repair, or (ii) replace the Product with lien free Product of the same model, type and configuration in which case the relevant Schedule shall continue in full force and effect and clear title in such Product shall automatically vest in Lessor, or (iii) pay Lessor the present value of remaining Rent plus the buyout purchase option price provided for in the applicable Schedule.

11.   Selection, Warranties and Limitation Of Liability

Lessee acknowledges that it has selected the Product and disclaims any reliance upon statements made by Lessor. Lessee acknowledges and agrees that use and possession of the Product by Lessee shall be subject to and controlled by the terms of any manufacturer's or, if appropriate, supplier's warranty, and Lessee agrees to look solely to the manufacturer or, if appropriate, supplier with respect to all mechanical, service and other claims, and the right to enforce all warranties made by said manufacturer are hereby assigned to Lessee for the term of the Schedule.

EXCEPT AS SPECIFICALLY PROVIDED HEREIN, LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, NON-INFRINGEMENT, THE DESIGN, QUALITY, CAPACITY OR CONDITION

OF THE PRODUCT, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IT BEING AGREED THAT AS THE LESSEE SELECTED BOTH THE PRODUCT AND THE SUPPLIER, NO DEFECT, EITHER PATENT OR LATENT SHALL RELIEVE LESSEE OF ITS OBLIGATION HEREUNDER. LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OR ANY LIABILITY, LOSS, DAMAGE OR EXPENSE OF ANY KIND INCLUDING, WITHOUT LIMITATION, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY NATURE, DAMAGES ARISING FROM THE LOSS OF USE OF PRODUCT, LOST DATA, LOST PROFITS, OR FOR ANY CLAIM OR DEMAND.

12.   Indemnity

Lessee shall indemnify and hold harmless Lessor and Lessor's Assignee from and against any and all claims, actions, suits, proceedings, liabilities, damages, penalties, costs and expenses (including reasonable attorneys' fees), arising out of the use, operation, possession, ownership (for strict liability in tort only), selection, leasing, maintenance, delivery or return of any item of Product.

13.   Default And Remedies

Lessee shall be in default of any Lease if (i) Lessee fails to pay Rent within ten (10) days of due date; (ii) Lessee fails to perform or observe or breaches any covenant or condition or any representation or warranty in such Lease, and such failure or breach continues unpermitted for a period of ten (10) days after written notice from Lessor; (iii) Lessee, except as expressly permitted in the Lease, attempts to move, sell, transfer, encumber, or sublet without consent any item of Product leased under such Lease; (iv) Lessee files or has filed against it a petition in bankruptcy or becomes insolvent or makes an assignment for the benefit of creditors or consents to the appointment of a trustee or receiver or either shall be appointed for Lessee or for a substantial part of its property without its consent; or (v) Lessee or any guarantor of Lessee is declared legally deceased or if Lessee shall terminate its existence by merger, consolidation, sale of substantially all of its assets or otherwise.

Upon default, Lessor may, at its option, take one or more of the following actions, (i) declare all sums due and to become due under the Schedule immediately due and payable, (ii) require Lessee to return immediately all Product leased under such Schedule to Lessor in accordance with Paragraph 6 hereof, (iii) without breach of the peace take immediate possession of and remove the Product; (iv) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others, or; (v) exercise any right or remedy which may be available to Lessor under applicable law, including the right to recover damages for the breach of the Schedule. In addition, Lessee shall be liable for reasonable attorney's fees, other costs and expenses resulting from any default, or the exercise of Lessor's remedies, including placing such Product in the condition required by Paragraph 6 hereof. Each remedy shall be cumulative and in addition to any other remedy otherwise available to Lessor at law or in equity. No express or implied waiver of any default shall constitute a waiver of any of Lessor's other rights.

14.   Lessee's Representations

Lessee represents and warrants for this Master Lease and each Schedule that the execution, delivery and performance by Lessee have been duly authorized by all necessary corporate action; the individual executing was duly authorized to do so; the Master Lease and each Schedule constitute valid, binding agreements of the Lessee enforceable in accordance with their terms; that all information supplied by Lessee, including but not limited to the credit application and other financial information concerning Lessee, is accurate in all material respects as of the date provided; and if there is any material change in such information prior to manufacturer's or, if appropriate, supplier's shipment of Product under the Schedule, Lessee will advise Lessor of such change in writing.

15.   Applicable Law

This Master Lease and each Schedule shall in all respects be governed by and construed in accordance with the laws of the state of California without giving effect to the principles of conflict of laws.

16.   Miscellaneous

Lessee agrees to execute and deliver to Lessor such further documents, including, but not limited to, financing statements, assignments, and financial reports and take such further action as Lessor may reasonably request to protect Lessor's interest in the Product.

The performance of any act or payment by Lessor shall not be deemed a waiver of any obligation or default on the part of Lessee. Lessor's failure to require strict performance by Lessee of any of the provisions of this Master Lease shall not be a waiver thereof. No rights or remedies referred to in Article 2A of the Uniform Commercial Code will be conferred on Lessee unless expressly granted in this Master Lease.

This Master Lease together with any Schedule constitutes the entire understanding between the parties and supersedes any previous representations or agreements whether verbal or written with respect to the use, possession and lease of the Product described in the Schedule. In the event of a conflict, the terms of the Schedule shall prevail over the Master Lease.

No amendment or change of any of the terms or conditions herein shall be binding upon either party unless they are made in writing and are signed by an authorized representative of each party. Each Schedule is non-cancellable for the full term specified and each Schedule shall be binding upon and shall inure to the benefit of Lessor, Lessee, and their respective successors, legal representatives and permitted assigns.

All agreements, representations and warranties contained herein shall be for the benefit of Lessor and shall survive the execution, delivery and termination of this Master Lease, any Schedule or related document.

Any provision of this Master Agreement and/or each Schedule which is unenforceable shall not cause any other remaining provision to be ineffective or invalid. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. Any notices or demands in connection with any Schedule shall be given in writing by regular or certified mail at the address indicated in the Schedule, or to any other address specified.

THIS MASTER LEASE SHALL BECOME EFFECTIVE ON THE DATE
ACCEPTED BY LESSOR.

LESSOR: SUN MICROSYSTEMS FINANCE
        A Sun Microsystems, Inc. Business


BY:     /s/ Gregg E. Gerst
        ------------------------------------------------------------------------
                             (Authorized Signature)

NAME:   Gregg E. Gerst
        ------------------------------------------------------------------------

TITLE:  Manager, U.S. Leasing Programs
        ------------------------------------------------------------------------

DATE:   5/18/98
        ------------------------------------------------------------------------

LESSEE: 24/7 Media, Inc.
        ------------------------------------------------------------------------
                 (Full legal name of Lessee) (Business Entity)



BY:     Yale R. Brown
        ------------------------------------------------------------------------
                             (Authorized Signature)

NAME:   Yale R. Brown
        ------------------------------------------------------------------------

TITLE:  EVP
        ------------------------------------------------------------------------

DATE:   5/18/98
        ------------------------------------------------------------------------

                        [Letterhead of Sun Microsystems]


                           Lease Schedule ("Schedule") No. 01
                           To Master Lease Agreement ("Master Lease") No. SL2890
======================================================================================================|
NAME: 24/7 Media Inc.                       |  SUN MICROSYSTEMS FINANCE                               |
--------------------------------------------|  A SUN MICROSYSTEMS, INC. BUSINESS                      |
ADDRESS: 201 North Union Street             |  2550 GARCIA AVENUE                                     |
         Alexandria, VA 22314               |  MOUNTAINVIEW, CA 94043                                 |
--------------------------------------------|                                                         |
ADMIN. CONTACT: Mr. Yale Brown              |                                                         |
--------------------------------------------|---------------------------------------------------------|
PHONE NO.:      703-706-9500                |  PHONE NO.: 800-786-3366         FAX NO.: 612-513-3299  |
============================================|=========================================================|
                                            |  LEASE TERM: 30 MONTHS                                  |
                                            |---------------------------------------------------------|
Same as above                               |  RENTAL: $24,089.41*             PER MONTH              |
                                            |---------------------------------------------------------|
                                            |  *Payments to be made with Automatic Bank Withdrawal    |
--------------------------------------------|---------------------------------------------------------|
LEASSEE PURCHASE ORDER NO.:                 |  SALES/USE TAX:  Payment amount may be increased to     |
--------------------------------------------|---------------------------------------------------------|
CONTACT:                                    |                  include applicable sales/use tax.      |
--------------------------------------------|---------------------------------------------------------|
PHONE NO.:                                  |                                                         |
============================================|=========================================================|
                                            | | X | FMV PURCHASE OR RENEWAL                           |
                                            | |---|---------------------------------------------------|
Same as above                               | |   | $1 PURCHASE OPTION                                |
                                            | |---|---------------------------------------------------|
                                            | |   | 10% PURCHASE OPTION                               |
                                            | |---|---------------------------------------------------|
                                            | |   | OTHER:                                            |
--------------------------------------------|  ---                                                    |
CONTACT:                                    |                                                         |
--------------------------------------------|                                                         |
PHONE NO.:                                  |                                                         |
------------------------------------------------------------------------------------------------------|

--------------------------------------------------------------------------------
PRODUCT DESCRIPTION AS DESCRIBED IN DATA SYSYTEMS MARKETING QUOTATION NO'S, intellinter.xls, intellserv01.xls, intellinter04.xls, intellinter07.xls
& intellserv01.xls ATTACHED HERETO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MASTER AGREEMENT: This Schedule is issued and effective this date set forth below pursuant to the Master Lease identified above. All of the terms, conditions, representations and warranties of the Master Lease are hereby incorporated herein and made a part hereof as if they were expressly set forth in this Schedule and this Schedule constitutes a separately enforceable, complete and independent lease with respect to the Product described herein. By their execution and delivery of this Schedule, the parties hereby affirm all of the terms, conditions, representations and warranties of the Master Lease.

The additional terms set forth and the reverse side hereof are made a part of this Schedule.
--------------------------------------------------------------------------------

AGREED AND ACCEPTED BY:                                       AGREED AND ACCEPTED BY:

SUN MICROSYSTEMS FINANCE                                      LESSEE 24/7 Media, Inc.
A Sun Microsystems, Inc. Business

BY:   /s/ Gregg E. Gerst                                      BY:   /s/ Yale R. Brown
      --------------------------------------                        --------------------------------------

NAME:  Gregg E. Gerst                                         NAME: /s/ Yale R. Brown
      --------------------------------------                        --------------------------------------

TITLE: Manager, U.S. Leasing Programs                         TITLE: EVP
      --------------------------------------                        --------------------------------------

DATE: 5/18/98                                                 DATE: 5/18/98
      --------------------------------------                        --------------------------------------

                                                                    May 15, 1998